UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 19, 2007

Mitek Systems, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-15235	87-0418827
(Commission File Number)	(IRS Employer Identification No.)

8911 Balboa Ave, Suite B, San Diego, California	92123
(Address of Principal Executive Offices)	(Zip Code)

(858) 503-7810
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01     Changes in Registrant’s Certifying Accountant.

    On January 19, 2007, Mitek Systems, Inc. (the “Company”) changed its registered public accounting firm. The Audit Committee dismissed Stonefield Josephson, Inc. (“Stonefield”) as the Company’s independent registered public accounting firm and approved the engagement of Mayer Hoffman McCann P.C. (“MHM”) as the Company’s new independent registered public accounting firm for the fiscal year ending September 30, 2007. The decision to end the Company’s relationship with Stonefield and engage MHM was made and approved by the Audit Committee of the Company’s Board of Directors.

    During the Company’s two most recent fiscal years and the subsequent interim period prior to the dismissal of Stonefield, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stonefield, would have caused it to make reference to the subject matter of the disagreements in connection with its report, and there occurred no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B as promulgated by the SEC.

    Stonefield’s reports on the Company’s financial statements for the years ended September 30, 2006 and September 30, 2005, did not contain an adverse opinion or disclaimer of opinion, nor were such audit reports qualified or modified as to uncertainty, audit scope or accounting principles.

    During the Company’s two most recent fiscal years and any subsequent interim period prior to the engagement of MHM, the Company did not consult with MHM with respect to any of the matters enumerated in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-B.

    The Company provided Stonefield with a copy of the foregoing disclosures it is making in response to this Item 304(a) and has requested that Stonefield furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the registrant in response to this Item 304(a) and, if not, stating the respects in which it does not agree. A copy of the response letter from Stonefield, dated January 24, 2007 is filed as Exhibit 16.01 hereto.

Item 9.01    Financial Statements and Exhibits.

Item 9.01(c)       Exhibits

Exhibit 16.01	Letter from Stonefield Josephson, Inc. to the Securities and Exchange Commission dated January 24, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MITEK SYSTEMS, INC.

Date: January 24, 2007	By:	/s/ James B. DeBello
James B. DeBello
President and Chief Executive Officer

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